TransUltra(R) VUL

                    Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company


                       Supplement Dated September 1, 2006

                                       To

                          Prospectus Dated May 1, 2006


The following information supplements, amends and replaces the information in the Prospectus regarding the Great Companies Technology Portfolio and the Templeton Great Companies Global Portfolio of the AEGON/Transamerica Series Trust - Initial Class, and the Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Product Trust, all of which are underlying investment options of Transamerica Occidental Life Insurance Company Separate Account VUL-5. You should read this supplement together with the Prospectus.

The Great Companies Technology Portfolio of AEGON/Transamerica Series Trust
The Board of Trustees of AEGON/Transamerica Series Trust has approved a change to the sub-advisor of the Great Companies Technology Portfolio. The sub-advisor shown on page 29 of the Prospectus is Great Companies, LLC, and this will change to Transamerica Investment Management, LLC. This change will be effective on October 27, 2006.

The Templeton Great Companies Global Portfolio of AEGON/Transamerica Series Trust The Board of Trustees of AEGON/Transamerica Series Trust has approved a change to one of the sub-advisors of the Templeton Great Companies Global Portfolio. The sub-advisors shown on page 29 of the Prospectus are Great
Companies, LLC and Templeton Investment Counsel, LLC, and this will change to Transamerica Investment Management, LLC and Templeton Investment Counsel, LLC. This change will be effective on October 27, 2006.

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Product Trust. Effective November 1, 2006 the description of the investment objectives of the Franklin Small Cap Value Securities Fund on page 31 of the Prospectus is changed to read:

         The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Product Trust seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For this Fund small cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $3.5 billion at the time of purchase. Under normal market conditions the Fund invests predominantly in equity securities of companies that the manager believes are undervalued.


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